Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:

Daniel J. Santaniello

President and Chief Executive Officer

(570) 504-8035

Salvatore R. DeFrancesco, Jr.

Treasurer and Chief Financial Officer

(570) 504-8000

Fidelity D & D Bancorp, Inc. Announces Retirement of Director Richard Hotchkiss

Dunmore, PA – September 17, 2025 – Fidelity D & D Bancorp, Inc. (NASDAQ: FDBC) (“Fidelity Bank”), the parent bank holding company of The Fidelity Deposit and Discount Bank (“Fidelity Bank”), a Pennsylvania state-chartered, FDIC-insured community bank and trust company headquartered in Dunmore, PA, announces the retirement of Director Richard Hotchkiss effective September 16th, 2025.

Mr. Hotchkiss was appointed to the Fidelity Bank Board of Directors on May 5, 2020, following the merger with MNB Corporation and its wholly owned subsidiary, Merchants Bank of Bangor. He has served as Chair of the Lehigh Valley Advisory Board, a position in which he will continue, and has also held the role of Chair of the Credit Administration Committee.

Before joining Fidelity Bank, he was appointed Director and Vice President of Administration and Internal Affairs at MNB Corporation and Merchants Bank of Bangor in 1981, and was later elected Chairman of the Board on November 4, 1997.

Mr. Hotchkiss began his career in medical technology with a pharmaceutical company, working in vaccine research and development. A military veteran, he then shifted his focus to business leadership, managing ventures including a family-owned lumber company, a retail and fuel service operation, and a patented manufacturing enterprise. After retiring from business, he became a certified building inspector in 2003.

“Richard’s leadership has been a key part of our journey,” remarked Daniel J. Santaniello, President & CEO of Fidelity Bank. “I’m thankful for the opportunity to work with an individual whose insight and dedication made a lasting impact. His legacy will continue to influence our organization for years to come.”

“On behalf of the Board of Directors, I would like to extend our sincere gratitude to Richard for his dedicated service to the Bank,” said Brian J. Cali, Chairman of the Board. “Richard’s unwavering commitment as a Director has been instrumental in shaping Fidelity Bank’s governance and organizational structure. We wish him a well-earned and fulfilling retirement and thank him for the lasting impact he’s made on Fidelity Bank.”

About Fidelity D & D Bancorp, Inc. and The Fidelity Deposit and Discount Bank

Fidelity D & D Bancorp, Inc. has built a strong history as trusted financial advisor to the clients served by The Fidelity Deposit and Discount Bank (“Fidelity Bank”). Fidelity Bank continues its mission of exceeding client expectations through a unique banking experience. It operates 21 full-service offices throughout Lackawanna, Luzerne, Lehigh and Northampton Counties and a Fidelity Bank Wealth Management Office in Schuylkill County. Fidelity Bank provides a digital banking experience online at www.bankatfidelity.com, through the Fidelity Mobile Banking app, and in the Client Care Center at 1-800-388-4380. Additionally, the Bank offers full-service Wealth Management & Brokerage Services, a Mortgage Center, and a full suite of personal and commercial banking products and services. Part of the Company’s vision is to serve as the best bank for the community, which was accomplished by having provided over 5,960 hours of volunteer time and over $1.3 million in donations to non-profit organizations directly within the markets served throughout 2024. Fidelity Bank's deposits are insured by the Federal Deposit Insurance Corporation up to the full extent permitted by law.

Forward-looking statements

Certain of the matters discussed in this press release constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The words “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” and similar expressions are intended to identify such forward-looking statements.

The Company’s actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation:

■	local, regional and national economic conditions and changes thereto;

■	the short-term and long-term effects of inflation, and rising costs to the Company, its customers and on the economy;

■

the risks of changes and volatility of interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks;

■	securities markets and monetary fluctuations and volatility;

■	disruption of credit and equity markets;

■	impacts of the capital and liquidity requirements of the Basel III standards and other regulatory pronouncements, regulations and rules;

■	governmental monetary and fiscal policies, as well as legislative and regulatory changes;

■	effects of short- and long-term federal budget and tax negotiations and their effect on economic and business conditions;

■	the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;

■

the impact of new or changes in existing laws and regulations, including laws and regulations concerning taxes, banking, securities and insurance and their application with which the Company and its subsidiaries must comply;

101 North Blakely St. Dunmore, Pennsylvania 18512 • (570) 342-8281 • 1-800-388-4380 • fax (570) 346-5724
www.bankatfidelity.com • fidelity@fddbank.com

■	the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters;

■

the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the internet;

■

the effects of economic conditions of any other pandemic, epidemic or other health-related crisis such as COVID-19 and responses thereto on current customers and the operations of the Company, specifically the effect of the economy on loan customers’ ability to repay loans;

■	the effects of bank failures, banking system instability, deposit fluctuations, loan and securities value changes;

■	technological changes;

■

the interruption or breach in security of our information systems, continually evolving cybersecurity and other technological risks and attacks resulting in failures or disruptions in customer account management, general ledger processing and loan or deposit updates and potential impacts resulting therefrom including additional costs, reputational damage, regulatory penalties, and financial losses;

■	acquisitions and integration of acquired businesses;

■	the failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities;

■	acts of war or terrorism; and

■	the risk that our analyses of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful.

■

The Company cautions readers not to place undue reliance on forward-looking statements, which reflect analyses only as of the date of this release. The Company has no obligation to update any forward-looking statements to reflect events or circumstances after the date of this release.

For more information, please visit our investor relations website located through www.bankatfidelity.com.

101 North Blakely St. Dunmore, Pennsylvania 18512 • (570) 342-8281 • 1-800-388-4380 • fax (570) 346-5724
www.bankatfidelity.com • fidelity@fddbank.com